SIX CIRCLES® TRUST

Six Circles Tax Aware Bond Fund

Supplement dated December 4, 2020

to the Summary Prospectus and Prospectus dated May 19, 2020

Effective immediately, Paul L. Brennan of Nuveen Asset Management, LLC (“Nuveen”) is added as a portfolio manager to the Six Circles Tax Aware Bond Fund (the “Fund”). Accordingly, effective immediately, the portfolio manager information for Nuveen in the “Risk/Return Summary — Management — Sub-Advisers and Sub-Sub-Advisers” section of the Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Nuveen

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser
Stephen J. Candido, CFA	Inception	Managing Director, Portfolio Manager
Paul L. Brennan	2020	Managing Director

In addition, effective immediately, the “The Funds’ Management and Administration — The Portfolio Managers — Sub-Advisers and Sub-Sub-Advisers — Tax Aware Bond Fund — Nuveen — Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced by the following:

Portfolio Managers:

Stephen J. Candido, CFA and Paul L. Brennan serve as portfolio managers for the Tax Aware Bond Fund.

Mr. Candido, Managing Director, is a portfolio manager for the municipal fixed income team at Nuveen Asset Management. Mr. Candido started working in the investment industry in 1996 when he joined the firm’s unit trust division. Prior to his current role, he was a vice president and senior research analyst specializing in high yield sectors including land secured credits, project finance and housing. Mr. Candido was also an Assistant Vice President for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the fixed income unit trust product management and pricing group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Mr. Candido graduated with a B.S. in Finance from Miami University and an M.B.A., with honors and Beta Gamma Sigma, in Finance from the University of Illinois at Chicago. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of Chicago.

Mr. Brennan manages a number of tax-exempt fixed income portfolios at Nuveen. He also oversees several national and state-specific municipal closed-end funds. He began his career in the investment industry in 1991 as a municipal credit analyst for Flagship Financial before becoming a portfolio manager in 1994. Mr. Brennan joined the firm in 1997 when the firm acquired Flagship Financial. Previously, he audited mutual funds and investment advisors as a member of Deloitte & Touche’s audit group. Mr. Brennan graduated with a B.S. in Accountancy and Finance from Wright State University. He also holds the CFA designation and is a member of the CFA Institute. In addition, Mr. Brennan is a registered CPA (inactive) in the state of Ohio and a member of the American Institute of Certified Public Accountants.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUPP-6C-2020-21